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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-_______) pertaining to the Westcorp 2001 Stock Option Plan, of our report dated January 22, 2001 with respect to the consolidated financial statements of Westcorp included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                          ERNST & YOUNG LLP

Los Angeles, California
June 7, 2001